Exhibit 99.1

Procore Technologies, Inc. Announces Proposed Private Placement of

$750.0 Million of Convertible Senior Notes

CARPINTERIA, Calif.—(BUSINESS WIRE)— Procore Technologies, Inc. (NYSE: PCOR) (the “Company” or “Procore”), the leading global provider of construction management software, announced today that it intends to offer, subject to market conditions and other factors, $750.0 million aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Procore also intends to grant the initial purchasers of the notes an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $112.5 million aggregate principal amount of the notes.

The notes will be general senior unsecured obligations of Procore and will accrue interest payable semiannually in arrears. Upon conversion, Procore will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of Procore’s common stock or a combination of cash and shares of Procore’s common stock, at Procore’s election, in respect of the remainder, if any, of Procore’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of the pricing of the notes.

Procore expects to use the net proceeds from the offering (i) to pay a portion of the cash consideration for the acquisition of DroneDeploy, Inc., (ii) to pay the cost of the capped call transactions described below, (iii) to repurchase shares of Procore’s common stock concurrently with the pricing of the notes as described below, and (iv) for general corporate purposes, which may include working capital, operating expenses, capital expenditures and general and administrative expenses.

In connection with the pricing of the notes, Procore expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments substantially similar to those applicable to the notes, the number of shares of Procore’s common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to Procore’s common stock upon any conversion of notes and/or offset any cash payments Procore is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Procore expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, Procore expects that the option counterparties or their respective affiliates will purchase shares of Procore’s common stock and/or enter into various derivative transactions with respect to Procore’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Procore’s common stock or the notes at that time.

In addition, Procore expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Procore’s common stock and/or purchasing or selling Procore’s common stock or other securities of Procore in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes, following any redemption of the notes or any repurchase of the notes upon a fundamental change, or, to the extent Procore exercises the relevant election under the capped call transactions, following any other repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Procore’s common stock or the notes, which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration, if any, that a holder of notes will receive upon conversion of the notes.

Procore expects to use up to $175 million of the net proceeds from the offering to repurchase shares of its common stock concurrently with the pricing of the notes in privately negotiated transactions effected with or through one of the initial purchasers of the notes or its affiliate. These repurchases could increase (or reduce the size of any decrease in) the market price of Procore’s common stock or the notes prior to, concurrently with or shortly after the pricing of the notes and could result in a higher effective conversion price for the notes. Procore expects the purchase price per share in such transactions to equal the last reported sale price per share of Procore’s common stock on the New York Stock Exchange on the date of the pricing of the notes. Procore may also conduct further repurchases of its common stock after the offering is completed.

The notes and any shares of Procore’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Procore

Procore Technologies, Inc. is a leading technology partner for every stage of construction. Built for the industry, Procore’s unified technology platform drives efficiency and mitigates risk through AI & data-driven insights and decision making. Over three million projects have run on Procore across 150+ countries. For more information, visit www.procore.com.

Forward-Looking Statements

Any statements made in this release that are not based on historical fact are forward-looking statements, including statements concerning the proposed terms of the notes and capped call transactions, the timing, completion and size of the proposed offering of the notes and capped call transactions, the anticipated use of proceeds from the offering, including whether Procore will repurchase any shares of outstanding common stock and the terms of any repurchase transactions, and the grant of the option to the initial purchasers. Any forward-looking statements made in this release represent management’s best judgment as to what may occur in the future. However, Procore’s actual outcome and results are not guaranteed and are subject to certain risks, uncertainties and assumptions (“Future Factors”), and may differ materially from what is expressed. For a description of Future Factors that could cause actual results to differ materially from such forward-looking statements, see the discussion under the section “Risk Factors” included in Procore’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission (the “SEC”) and other filings that Procore makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this press release speak only as of the date on which they were made. Procore undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Media Contact

press@procore.com

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